UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 1, 2008

TRADEQUEST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-03296	64-0440887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

806 Douglas Road, Suite 580, Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 446-1380

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 1, 2008 Webb & Company, P.A., which has served as our independent registered public accounting firm since November 14, 2005, notified Tradequest International, Inc. that it had disengaged our company as a client due to our inability to satisfy the amounts due Webb & Company, P.A. for prior services rendered to us. Webb & Company, P.A. audited our financial statements for the years ended December 31, 2006 and 2005. Neither Webb & Company, P.A. nor any other accounting firm has performed an audit on our financial statements for the year ended December 31, 2007 and we have not yet filed our annual report for the year ended December 31, 2007 with the Securities and Exchange Commission.

Neither the report of Webb & Company, P.A. dated March 21, 2007 on our balance sheet as of December 31, 2006 and the related statements of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2006 and the nine months ended December 31, 2005 nor the report of Webb & Company, P.A. dated April 14, 2006 on our balance sheet as of December 31, 2005 and the related statements of operations, stockholders’ deficit, and cash flows for the nine months ended December 31, 2005 contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts on our ability to continue as a going concern.

During the year ended December 31, 2006 and the nine months ended December 31, 2005 as well as the subsequent period preceding the resignation of Webb & Company, P.A. we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Webb & Company, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

We provided Webb & Company, P.A. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Webb & Company, P.A. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We have not engaged a replacement independent registered public accounting firm as of the date of this report and, as a result of our limited financial resources, we are uncertain as to when we may engage such a replacement firm. We are currently delinquent in our filing requirements under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated August 5, 2008 from Webb & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEQUEST INTERNATIONAL, INC.

Date: August 5, 2008	By: /s/ Luis Alvarez
Luis Alvarez, Chief Executive Officer